UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2017

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 22, 2017, EVINE Live Inc. (the “Company”) issued a press release disclosing its results of operations and financial condition for the Company’s fiscal fourth quarter and fiscal year ended January 28, 2017. The press release is furnished herewith as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated March 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 23, 2017		EVINE Live Inc.

	By:	/s/ Damon Schramm
Damon Schramm Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 22, 2017.